UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2025

THE DAVEY TREE EXPERT COMPANY

(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1500 North Mantua Street

P.O. Box 5193

Kent, OH 44240

(Address of principal executive offices) (Zip Code)

(330) 673-9511

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 18, 2025, The Davey Tree Expert Company (“Davey Tree” or the “Company”) entered into a Thirteenth Amendment (the “Amendment”) to the Receivables Financing Agreement, dated as of May 9, 2016 (the “RFA”), by and among Davey Tree, as initial Servicer, Davey Receivables LLC, an Ohio limited liability company, special purpose entity and wholly-owned subsidiary of Davey Tree, as Borrower, and PNC Bank, National Association, as LC Bank, Lender and Administrative Agent (“PNC”), and the other lenders party thereto. The RFA was entered into as part of an accounts receivable securitization program (the “AR Securitization Facility”).

The Amendment extended the scheduled termination date of the RFA, which was set to expire July 20, 2025, for another year, until July 17, 2026, unless terminated earlier pursuant to the terms of the RFA, and increased the AR Securitization Facility limit to $175.0 million, among other things.

In addition, certain subsidiaries of the Company, Davey Receivables LLC, and PNC entered into a joinder agreement, dated July 18, 2025 (the “Joinder Agreement”), pursuant to which such subsidiaries agreed to serve as originators of receivables under the Receivables Purchase Agreement, dated May 9, 2016, which is part of the AR Securitization Facility.

The foregoing descriptions of the Amendment and the Joinder Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment and the Joinder Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description to Exhibit
10.1	Receivables Financing Agreement Amendment No. 13, dated July 18, 2025, by and among The Davey Tree Expert Company, Davey Receivables LLC, PNC Bank, National Association and the other lenders party thereto.*
10.2	Joinder Agreement, dated July 18, 2025, by and among DTS California, LLC, Davey Rail Services, LLC, DRG Grid Reliability, LLC, Davey RC, LLC, Davey Receivables LLC, and PNC Bank, National Association, to the Receivables Purchase Agreement, dated May 9, 2016.
104	Cover Page Interactive Data File

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul, Executive Vice President, Chief Financial Officer and Assistant Secretary and Director

Date: July 23, 2025